UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-05037]

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2014

Item 1. Report to Stockholders.

Muzinich & Co.

Muzinich Credit Opportunities Fund

ANNUAL REPORT
December 31, 2014

Table of Contents

A Message to our Shareholders	1
Sector Allocation	5
Historical Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	29
Expense Example	30
Approval of Investment Advisory Agreement	32
Trustees and Executive Officers	35
Additional Information	38
Privacy Notice	40

Muzinich Credit Opportunities Fund
Dear Investors:

Market

In the first half of 2014, global fixed income, as represented by the Bank of America Merrill Lynch Global Corporate and High Yield Index (GI00), generated positive performance (6.75%) across the ratings spectrum with duration sensitive U.S. investment grade corporates outperforming global high yield and loans.  The rally in fixed income (particularly duration sensitive fixed income) was primarily a function of sovereign outperformance.  The decline in Treasury rates particularly defied Wall Street forecasts of higher rates in 2014.  The trend in Europe was the same.  Yields moved lower in the run-up to the European Central Bank’s (“ECB”) June meeting.

In a distinct shift from the first half of the year, however, corporate credit markets faced some challenges in the third quarter, more notably in the U.S. than in Europe.  Risk off sentiment and unsupportive market technicals led to July and September downdrafts which particularly affected U.S. high yield.

The fourth quarter saw a continuation of challenging volatility that, in the end, seems to dominate the market’s sentiment about 2014.  December alone, for example, saw a return in the first half of the month that would have been among the U.S. high yield market’s ten worst returns of all time, while the second half of the month saw a rally that by itself would have qualified as one of the ten best high yield monthly returns of all time.  Put together, the rally was insufficient to overcome the downdraft as U.S. high yield finished the quarter down (-1.05%, represented by the Bank of America Merrill Lynch U.S. Cash Pay High Yield Constrained Index) and European high yield faced a more narrow range of returns and finished the quarter in positive territory (0.71%, represented by the Bank of America Merrill Lynch Euro High Yield Constrained Index), as the performance of the bonds contained in the GI00 demonstrated with the quarterly return (0.99%).  Both U.S. and European investment grade credit performed well over the quarter, delivering nearly identical, positive returns as investors bought quality.  Duration risk proved in favor as investors became more convinced that central banks would not hurry to raise interest rates any time soon.

The second key trend strongly impacting high yield during the fourth quarter was a steep decline in the price of oil.  Like interest rate trends, falling oil prices had an outsized impact on U.S. high yield—where the market has a significant number of oil and gas exploration, production, service, and pipeline companies—and emerging market debt, particularly in countries which are heavily dependent on oil for their earnings and foreign exchange reserves.  In Russia, falling oil prices further exacerbated strains already introduced by sanctions imposed due to tensions in Ukraine.

Muzinich Credit Opportunities Fund
Performance

In 2014, The Muzinich Credit Opportunities Fund (“the Fund”) gained 3.17% net of fees and expenses while the primary benchmark, GI00, returned 6.75%. Since inception from January 3, 2013 the Fund has gained an annualized return of 5.68% net of fees and expenses while the benchmark has returned a more modest 4.10% annualized.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-MUZINICH (1-855-689-4642).

The Fund imposes a 1% redemption fee on shares held for less than 90 days.  Performance does not reflect the redemption fee.  If reflected, the total return would be reduced.

Through much of 2014, performance continued to lag the benchmark primarily because of our more conservative, shorter duration positioning, particularly concentrated in very short duration U.S. holdings.  This trend was exacerbated in the second half of the year by a general underperformance of the U.S. vs. other global markets.  The Fund’s emerging market exposure also lagged the index.  On a positive note, the Fund outperformed the benchmark in both November and December in the energy sector.

During the last quarter of the year, we repositioned the Fund from longer duration high yield bonds, reinvesting the proceeds in higher quality investment grade bonds as well as some higher quality, short duration high yield bonds.  We shifted the portfolio toward industries we deem more conservative, as well as to more investment grade rated bonds we think may act as a natural hedge during times of credit spread volatility which we expect could continue intermittently in the foreseeable future.

By year end, we were managing the Fund fairly conservatively within the mandate, in an attempt to minimize risk and provide attractive, relatively stable levels of income by adding yield over time. There is a heavy bias to the U.S. (92%), as the recovery is more advanced than it is in Europe, with allocations across high-quality U.S. high yield, investment grade, and Treasuries.  We are looking forward in early 2015 to putting money to work in select new issues we believe will be attractive.  Our 3% European allocation consists of high quality corporates as we position for Euro Quantitative Easing (“QE”). At year end, we had only a 5% allocation to emerging markets, where some economies are more

Muzinich Credit Opportunities Fund

sensitive to ongoing geopolitical tensions. The portfolio is well positioned to add credit risk when the environment stabilizes. We suspect Q4 2014 U.S. earnings releases could provide reason to invest in some sectors as investors look for signs of continued growth and the benefits of lower oil prices.

Outlook

High yield corporate credit offers investors a relatively generous yield in today’s exceptionally low yield environment.  Fundamentals of higher quality high yield remain largely solid, and refinancing risk is low. We believe that current valuations, particularly in the U.S., offer a promising foundation for 2015 returns.  Nevertheless, we expect to see continued volatility in the U.S., primarily due to factors exogenous to the markets.  Central bank statements—both at home and abroad—geopolitical events, currency valuations, and oil prices will clearly be among the larger macroeconomic issues that influence investor sentiment, shape risk appetite, and drive short-term capital reallocation.  The 2015 buying of European government bonds by the ECB is expected to dampen European financial market volatility by making investors more confident when reaching down the credit spectrum.  Although corporate bonds themselves will not be purchased, the purchase of sovereign bonds as well as asset-backed securities and covered bonds is generally expected to be positive for European corporate credit as the asset class may benefit from a technical bid.  We have nevertheless designed the portfolio to take greater advantage of our longer-term positive perspective on U.S. market fundamentals and valuations.

Sincerely,

Michael L. McEachern
Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets. Derivatives involve risks

Muzinich Credit Opportunities Fund

different from, and in certain cases, greater than the risks presented by more traditional investments.  These risks are fully disclosed in the prospectus. Floating rate loans may not be fully collateralized and therefore may decline significantly in value.  The Fund will bear its share of the fees and expenses of investments in underlying funds or ETFs.  Shareholders will pay higher expenses than would be the case if making direct investments in underlying funds or ETFs.  Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

The Fund will endeavor to limit price fluctuations caused by the changing relative value of currencies in which the Fund invests, but hedging involves costs and there can be no guarantee that the Fund will be perfectly hedged or that the hedging will work as anticipated.

Must be preceded or accompanied by a prospectus.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service.  The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.  Ratings are expressed as letters ranging from ‘AAA’ which is the highest grade to ‘D,’ which is the lowest grade.  In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as non-rated.

The Bank of America Merrill Lynch Global Corporate & High Yield Index (GI00) is an unmanaged index tracking the performance of fixed-rate investment grade and below investment grade corporate debt publicly issued in the major domestic and eurobond markets.  Qualifying currencies include AUD, CAD, EUR, JPY, GBP, and USD. Qualifying issues must meet minimum size requirements denominated in the currency of issue, and must have a remaining term of at least one year to maturity.

The Bank of America Merrill Lynch U.S. Cash Pay High Yield Constrained Index contains all securities in The BofA Merrill Lynch U.S. Cash Pay High Yield Index but caps issuer exposure at 2%.  Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

The Bank of America Merrill Lynch Euro High Yield Constrained Index contains all securities in The BofA Merrill Lynch Euro High Yield Index but caps issuer exposure at 3%.  Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 3%.

It is not possible to invest directly in an index.

Muzinich & Co. is a registered investment adviser. The Muzinich Mutual Funds are distributed by Quasar, LLC.

Muzinich Credit Opportunities Fund

SECTOR ALLOCATION at December 31, 2014 (Unaudited)

Sector Allocation	% of Net Assets

Healthcare	9.8%
Energy	9.2%
Technology	5.2%
Cable/Satellite TV	5.1%
Banking	4.4%
Broadcasting	3.2%
Diversified Financial Services	3.0%
Automotive & Auto Parts	2.9%
Telecommunications	2.6%
Containers	2.3%
Metals/Mining	2.0%
Food & Drug Retail	1.6%
Leisure	1.3%
Insurance	1.3%
Food/Beverage/Tobacco	1.1%
Services	1.0%
Utilities	1.0%
Hotels	1.0%
Paper	1.0%
U.S. Government Notes	1.0%
Restaurants	0.9%
Diversified Media	0.8%
Consumer Products*	0.0%
Cash & Equivalents**	38.3%
Total	100.0%

*	Less than 0.1% of Net Assets
**	Represents cash, short-term securities and other assets in excess of liabilities.

Muzinich Credit Opportunities Fund

HISTORICAL PERFORMANCE – SUPRA INSTITUTIONAL CLASS

Value of $100,000* vs. Bank of America Merrill Lynch Global Corporate & High Yield Index (GI00)
(Unaudited)

		Since	Ending
Annualized returns for the periods ended		Inception	Value
December 31, 2014	1 Year	(1/3/2013)	(12/31/2014)*
Muzinich Credit Opportunities Fund
(Supra Institutional)	3.17%	5.68%	$111,624
Bank of America Merrill Lynch Global
Corporate & High Yield Index (GI00)	6.75%	4.10%	$108,357

This chart illustrates the performance of a hypothetical $100,000* investment made on January 3, 2013, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

*  In thousands.

Muzinich Credit Opportunities Fund

HISTORICAL PERFORMANCE – INSTITUTIONAL CLASS

Value of $1,000,000 vs. Bank of America Merrill Lynch Global Corporate & High Yield Index (GI00)
(Unaudited)

	Since	Ending
Returns for the period	Inception	Value
ended December 31, 2014	(10/15/2014)	(12/31/2014)
Muzinich Credit Opportunities Fund
(Institutional)	0.12%	$1,001,200
Bank of America Merrill Lynch Global
Corporate & High Yield Index (GI00)	0.08%	$1,000,800

This chart illustrates the performance of a hypothetical $1,000,000 investment made on October 15, 2014, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2014

Principal
Amount†		Value
CORPORATE BONDS: 56.0%

Automotive & Auto Parts: 2.9%
	General Motors Co.
1,300,000	4.000%, 4/1/25	$1,306,500
	General Motors
	Financial Co., Inc.
1,375,000	4.375%, 9/25/21	1,436,875
	Schaeffler Holding
	Finance B.V.
EUR 100,000	6.875%, 8/15/18	126,148
		2,869,523
Banking: 4.4%
	Ally Financial, Inc.
750,000	5.500%, 2/15/17	789,375
1,000,000	6.250%, 12/1/17	1,082,500
1,000,000	8.000%, 3/15/20	1,182,500
1,000,000	8.000%, 11/1/31	1,277,500
		4,331,875
Broadcasting: 3.2%
	Crown Media
	Holdings, Inc.
1,730,000	10.500%, 7/15/19	1,890,025
	Sirius Xm
	Radio, Inc.
1,275,000	5.250%, 8/15/221	1,345,125
		3,235,150
Cable/Satellite TV: 5.1%
	CCO Holdings LLC/
	CCO Holdings
	Capital Corp.
3,350,000	7.250%, 10/30/17	3,489,863
	Harron
	Communications
	LP/Harron Finance
1,100,000	9.125%, 4/1/201	1,204,500
	VTR Finance B.V.
400,000	6.875%, 1/15/241	409,000
		5,103,363
Containers: 2.3%
	Ball Corp.
150,000	5.000%, 3/15/22	155,250
	Crown Americas
	LLC/Cap Corp IV
200,000	4.500%, 1/15/23	195,000
	Sealed Air Corp.
350,000	6.500%, 12/1/201	385,000
250,000	8.375%, 9/15/211	280,625
1,300,000	5.125%, 12/1/241	1,316,250
		2,332,125
Diversified Financial Services: 3.0%
	China Cinda
	Finance Ltd.
1,000,000	4.000%, 5/14/19	1,007,072
	International Lease
	Finance Corp.
1,750,000	8.750%, 3/15/172	1,942,500
		2,949,572
Diversified Media: 0.8%
	Belo Corp.
500,000	7.250%, 9/15/27	535,000
	Viacom, Inc.
100,000	2.750%, 12/15/19	100,311
200,000	4.850%, 12/15/34	205,319
		840,630
Energy: 9.2%
	Cores
EUR 300,000	2.500%, 10/16/24	383,111
	Delek & Avner
	Tamar Bond Ltd.
1,320,000	3.839%, 12/30/18	1,346,797
	El Paso Energy Corp.
3,050,000	7.750%, 1/15/32	3,766,750
	Plains All American
	Pipeline LP
1,600,000	3.600%, 11/1/24	1,573,965
	Southern Star
	Central Corp.
2,125,000	5.125%, 7/15/221	2,146,250
		9,216,873
Food & Drug Retail: 1.6%
	CVS Health Corp.
25,000	2.250%, 8/12/19	24,923

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2014 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 56.0% (Continued)

Food & Drug Retail: 1.6% (Continued)
	Walgreens Boots
	Alliance, Inc.
1,600,000	3.300%, 11/18/21	$1,613,539
		1,638,462
Food/Beverage/Tobacco: 1.1%
	Campofrio Food
	Group S.A.
EUR 50,000	8.250%, 10/31/16	62,005
	Constellation
	Brands, Inc.
975,000	4.750%, 11/15/24	989,625
		1,051,630
Healthcare: 9.4%
	Anthem, Inc.
50,000	2.250%, 8/15/19	49,553
	Becton Dickinson
	& Co.
200,000	1.800%, 12/15/17	200,881
200,000	2.675%, 12/15/19	202,864
25,000	3.734%, 12/15/24	25,791
	Fresenius Medical
	Care II
200,000	4.125%, 10/15/201	202,000
1,225,000	4.750%, 10/15/241	1,243,375
	Fresenius US
	Finance II
700,000	4.250%, 2/1/211	708,750
	HCA, Inc.
400,000	6.500%, 2/15/20	449,200
2,500,000	5.250%, 4/15/25	2,615,625
	Medtronic, Inc.
800,000	3.500%, 3/15/251	820,125
	Tenet Healthcare
	Corp.
1,500,000	6.250%, 11/1/18	1,633,125
	Unitedhealth
	Group, Inc.
1,200,000	2.875%, 12/15/21	1,215,556
		9,366,845
Insurance: 1.3%
	TIAA Asset
	Management
	Finance Co.
	LLC
625,000	2.950%, 11/1/191	626,909
650,000	4.125%, 11/1/241	667,210
		1,294,119
Metals/Mining: 2.0%
	Alcoa, Inc.
600,000	5.400%, 4/15/21	650,689
900,000	5.125%, 10/1/24	955,591
	Aleris
	International, Inc.
400,000	7.625%, 2/15/18	404,500
		2,010,780
Paper: 1.0%
	International
	Paper Co.
500,000	3.650%, 6/15/24	500,633
	Sappi Papier
	Holdings GmbH
425,000	8.375%, 6/15/191	456,875
		957,508
Restaurants: 0.9%
	1011778 B.C./
	New Red Finance
900,000	6.000%, 4/1/221	927,000

Technology: 4.2%
	Alibaba Group
	Holding Ltd.
200,000	1.625%, 11/28/171	199,234
950,000	3.600%, 11/28/241	944,198
	Procter &
	Gamble Co.
1,025,000	1.900%, 11/1/19	1,028,233
	VeriSign, Inc.
2,100,000	4.625%, 5/1/23	2,068,500
		4,240,165

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2014 (Continued)

Principal
Amount†		Value
CORPORATE BONDS: 56.0% (Continued)

Telecommunications: 2.6%
	Sunrise
	Communications
	International S.A.
EUR 100,000	4.829%, 12/31/172	$121,459
	Telesat CANADA /
	Telesat LLC
2,400,000	6.000%, 5/15/171	2,449,200
		2,570,659
Utilities: 1.0%
	Dominion Gas
	Holdings LLC
200,000	2.500%, 12/15/19	200,728
100,000	3.600%, 12/15/24	101,937
	Indiantown
	Cogeneration LP
260,583	9.770%, 12/15/20	296,053
	Israel Electric
	Corp. Ltd.
200,000	6.700%, 2/10/17	215,500
	Mirant Mid-Atlantic
	Series B Pass
	Through Trust
75,098	9.125%, 6/30/17	80,730
	NSG Holdings
	LLC/NSG
	Holdings, Inc.
95,973	7.750%, 12/15/251	102,691
		997,639
TOTAL CORPORATE BONDS
(Cost $55,737,023)		55,933,918

BANK LOANS: 4.7%

Consumer Products: 0.0%
	Jarden Corp.,
630	2.919%, 9/30/202	630
Healthcare: 0.4%
	Valeant TLE,
360,000	3.500%, 8/5/202	357,300
Hotels: 1.0%
	Hilton Worldwide,
1,000,000	3.500%, 10/26/202	990,205

Leisure: 1.3%
	Activision
	Blizzard, Inc.,
	3.250%,
1,300,000	10/13/202	1,299,993
Services: 1.0%
	AECOM
	Technology Corp.,
	3.750%,
1,000,000	10/15/212	1,001,520
Technology: 1.0%
	Dell, Inc.,
1,000,000	4.500%, 4/29/202	999,375
TOTAL BANK LOANS
(Cost $4,646,397)		4,649,023
U.S. GOVERNMENT NOTES: 1.0%
	United States
	Treasury Note
1,000,000	2.250%, 11/15/24	1,006,875
TOTAL U.S. GOVERNMENT NOTES
(Cost $1,003,271)		1,006,875

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

SCHEDULE OF INVESTMENTS at December 31, 2014 (Continued)

Principal
Amount†		Value
SHORT-TERM INVESTMENTS: 31.5%
	United States
	Treasury Bills
5,000,000	0.008%, 1/15/153	$4,999,965
13,000,000	0.005%, 2/12/153	12,999,818
5,000,000	0.012%, 2/19/153	4,999,915
6,000,000	0.003%, 2/26/153	5,999,862
2,500,000	0.015%, 3/5/153	2,499,945
		31,499,505
TOTAL SHORT-TERM INVESTMENTS
(Cost $31,499,730)		31,499,505
TOTAL INVESTMENTS
IN SECURITIES: 93.2%
(Cost $92,886,421)		93,089,321
Other Assets in Excess
of Liabilities: 6.8%		6,820,227
TOTAL NET ASSETS: 100.0%		$99,909,548

†	In U.S. Dollars unless otherwise indicated.
EUR – Euro
1
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At December 31, 2014, the value of these securities amounted to $16,434,317 or 16.4% of net assets.

2	Variable rate security; rate shown is the rate in effect on December 31, 2014.
3	Coupon represents the yield to maturity from the purchase price.

SCHEDULE OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund had the following forward foreign currency contracts outstanding with the Bank of New York.

			U.S. Dollar		U.S. Dollar
	Currency		Value at	Currency	Value at	Unrealized
Settlement	to be		December 31,	to be	December 31,	Appreciation
Date	Delivered		2014	Received	2014	(Depreciation)
3/23/15	EUR	1,500,000	$1,816,443	$1,867,178	$1,867,178	$50,735
3/23/15	GBP	300,000	$467,265	$473,031	$473,031	$5,766
			$2,283,708		$2,340,209	$56,501

GBP – Great Britain Pound

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2014

ASSETS
Investments in securities, at value (Cost $92,886,421) (Note 2)	$93,089,321
Cash	5,266,811
Foreign currency, at value (Cost $1,682,951)	1,639,856
Unrealized gain on forward foreign currency exchange contracts	56,501
Receivables:
Fund shares sold	3,154,086
Investment securities sold	247,812
Interest receivable	751,277
Prepaid expenses	25,250
Total assets	104,230,914

LIABILITIES
Payables:
Fund shares purchased	457,723
Investment securities purchased	3,595,987
Investment advisory fees, net	11,530
Distribution to shareholders	192,762
Fund accounting fees	8,033
Administration fees	8,822
Term loan fees	19
Transfer agent fees	6,244
Chief Compliance Officer fees	1,500
Custody fees	3,973
Trustee fees	1,486
Other accrued expenses	33,287
Total liabilities	4,321,366
NET ASSETS	$99,909,548

COMPONENTS OF NET ASSETS
Paid-in capital	$100,343,675
Accumulated net investment loss	(56,501)
Accumulated net realized loss on investments and foreign currency	(593,652)
Net unrealized appreciation (depreciation) on:
Investments	202,900
Foreign currency	(43,095)
Forward foreign currency exchange contracts	56,501
Foreign currency translation	(280)
Net assets	$99,909,548
Supra Institutional Class
Net assets	$99,338,585
Shares of beneficial interest issued and outstanding	9,573,560
(unlimited number of shares authorized without par value)
Net asset value, offering and redemption price per share	$10.38
Institutional Class
Net assets	$570,963
Shares of beneficial interest issued and outstanding	55,014
(unlimited number of shares authorized without par value)
Net asset value, offering and redemption price per share	$10.38

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

STATEMENT OF OPERATIONS For the Year Ended December 31, 2014

INVESTMENT INCOME
Interest	$1,009,248
Total investment income	1,009,248

EXPENSES (NOTE 3)
Investment advisory fees	195,674
Fund accounting fees	43,317
Administration fees	43,172
Registration fees	40,027
Transfer agent fees	29,996
Audit fees	21,100
Custody fees	17,957
Miscellaneous expense	14,116
Legal fees	11,472
Chief Compliance Officer fees	9,000
Reports to shareholders	6,685
Trustee fees	5,712
Insurance expense	2,850
Service fees – Institutional Class	110
Total expenses	441,188
Less: fees waived and expenses absorbed	(245,431)
Net expenses	195,757
Net investment income	813,491

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments	(478,547)
Foreign currency	(50,364)
Forward foreign currency exchange contracts	260,542
Foreign currency translation	(6,140)
Net realized loss	(274,509)
Change in net unrealized appreciation (depreciation) on:
Investments	(108,341)
Foreign currency	(45,308)
Forward foreign currency exchange contracts	78,451
Foreign currency translation	(1,394)
Net unrealized depreciation	(76,592)
Net realized and unrealized loss	(351,101)
Net increase in net assets
resulting from operations	$462,390

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	December 31,	December 31,
	2014	2013*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$813,491	$397,590
Net realized gain (loss) on investments,
foreign currency, forward foreign currency
exchange contracts and foreign
currency translation	(274,509)	64,369
Change in net unrealized appreciation
(depreciation) on investments, foreign
currency, forward foreign currency exchange
contracts and foreign currency translation	(76,592)	292,618
Net increase in net assets resulting
from operations	462,390	754,577

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(3,427)	—
Supra Institutional Class	(1,035,172)	(311,385)
From net realized gain
Institutional Class	(1,053)	—
Supra Institutional Class	(179,958)	(120,099)
Total distributions to shareholders	(1,219,610)	(431,484)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net
change in outstanding shares –
Institutional Class(a)	574,665	—
Net increase in net assets derived from
net change in outstanding shares –
Supra Institutional Class(c)	89,084,389	10,684,621
Total increase in net assets	88,901,834	11,007,714

NET ASSETS
Beginning of year/period	11,007,714	—
End of year/period	$99,909,548	$11,007,714
Accumulated net investment loss	$(56,501)	$(33,886)

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(a)	Summary of capital share transactions for Institutional Class shares are as follows:

	Period Ended		Period Ended
	December 31, 2014^		December 31, 2013^
	Shares	Value	Shares	Value
Shares sold	54,587	$570,234	—	$—
Shares issued in
reinvestment of
distributions	432	4,480	—	—
Shares redeemed(b)	(5)	(49)	—	—
Net increase	55,014	$574,665	—	$—

(b)	Net of redemption fees of $1 and $0, respectively.
(c)	Summary of capital share transactions for Supra Institutional Class shares are as follows:

	Year Ended		Period Ended
	December 31, 2014		December 31, 2013*
	Shares	Value	Shares	Value
Shares sold	8,780,823	$91,914,453	1,227,662	$12,418,789
Shares issued in
reinvestment of
distributions	85,804	893,491	33,706	345,878
Shares redeemed(d)	(355,010)	(3,723,555)	(199,425)	(2,080,046)
Net increase	8,511,617	$89,084,389	1,061,943	$10,684,621

(d)	Net of redemption fees of $246 and $0, respectively.

^	Institutional Class commenced operations on October 15, 2014.
*	Fund commenced operations on January 3, 2013.

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

	Year Ended	Period Ended
	December 31,	December 31,
Supra Institutional Class	2014	2013*
Net asset value, beginning of year/period	$10.37	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.26	0.43
Net realized and unrealized gain on investments	0.08	0.37
Total from investment operations	0.34	0.80
Redemption fees proceeds	0.00 #	—

LESS DISTRIBUTIONS:
From net investment income	(0.31)	(0.31)
From net realized gain	(0.02)	(0.12)
Total distributions	(0.33)	(0.43)
Net asset value, end of year/period	$10.38	$10.37
Total return	3.17%	8.19	%^

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$99.3	$11.0
Portfolio turnover rate	598%	573	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.35%	2.46	%+
After fees waived and expenses absorbed	0.60%	0.60	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.75%	2.38	%+
After fees waived and expenses absorbed	2.50%	4.24	%+

*	Fund commenced operations on January 3, 2013.
**	Calculated based on the average number of shares outstanding.
#	Less than $0.005 per share.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	December 31,
Institutional Class	2014*
Net asset value, beginning of period	$10.45

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.04
Net realized and unrealized loss on investments	(0.03)
Total from investment operations	0.01
Redemption fees proceeds	0.00	#

LESS DISTRIBUTIONS:
From net investment income	(0.06)
From net realized gain	(0.02)
Total distributions	(0.08)
Net asset value, end of period	$10.38
Total return	0.12	%^

SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$571.0
Portfolio turnover rate	598	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.15	%+
After fees waived and expenses absorbed	0.70	%+

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.27	%+
After fees waived and expenses absorbed	1.72	%+

*	Institutional Class commenced operations on October 15, 2014.
**	Calculated based on the average number of shares outstanding.
#	Less than $0.005 per share.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014

NOTE 1 – ORGANIZATION

The Muzinich Credit Opportunities Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.  The Fund commenced operations on January 3, 2013.

The Fund offers three classes of shares: Class A shares, Institutional Shares, and Supra Institutional Shares. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments, are allocated to each class of shares based on its relative net assets.  Currently, only Supra Institutional Shares and Institutional Shares are being offered.

The investment objective of the Fund is primarily to provide high yield income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

Debt securities are valued by using the mean between the closing bid and the asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Fund records transfers at the end of each reporting period. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014. See the Schedule of Investments for the industry breakout.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$55,853,188	$80,730	$55,933,918
Bank Loans	—	4,649,023	—	4,649,023
U.S. Government
Notes	—	1,006,875	—	1,006,875
Short-Term
Investments	—	31,499,505	—	31,499,505
Total Investments
in Securities	$—	$93,008,591	$80,730	$93,089,321
Forward Foreign
Currency
Exchange
Contracts	$—	$56,501	$—	$56,501
The Fund had no transfers into or out of Level 1 as of December 31, 2014.

Transfers into Level 3	$80,730
Transfers out of Level 3	—
Net Transfers in and/or out of Level 3	$80,730
Transfers into Level 2	—
Transfers out of Level 2	$(80,730)
Net Transfers in and/or out of Level 2	$(80,730)

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of period.  As of December 31, 2014, one Corporate Bond was transferred into Level 3 as a result of being valued using a single broker quote.

The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the fund uses forward contracts (a type of derivative), how they are accounted for, and how they affect an entity’s results of operations and financial position. The Fund may use derivatives in various ways.

The Fund’s average notional value of forward currency contracts outstanding during the year ended December 31, 2014 was $4,548,993.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

The average notional amount is calculated by the dollar value of open forward contracts at the end of the previous fiscal year and at each quarter end in the current fiscal year. The notional amount is calculated based on the currency being sold converted to U.S. dollars at each of the time periods noted above. The forward foreign currency contracts table at the end of the Schedule of Investments lists the contracts outstanding as of December 31, 2014. The tables below show the effects of derivative instruments on the financial statements.

Statement of Assets and Liabilities
Fair values of derivative instruments as of December 31, 3014:

	Asset Derivatives		Liability Derivatives
	as of December 31, 2014		as of December 31, 2014
	Balance		Balance
	Sheet		Sheet
Instrument	Location	Fair Value	Location	Fair Value
Forward	Unrealized
Contracts	Appreciation
on Forward
Foreign
Currency
Exchange
	Contracts	$56,501	None	$ —
		$56,501		$ —
Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2014:

Derivatives
Effect on
	Location of Gain (Loss) on	Statement of
Instrument	Derivatives Recognized in Income	Operations
Forward	Change in net unrealized
Contracts	appreciation on forward foreign
	currency exchange contracts	$ 78,451
Forward	Net realized gain on forward
Contracts	foreign currency exchange contracts	$260,542
$338,993
B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation (depreciation) on foreign currency translation and Net realized gain (loss) on foreign currency translation.  The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation (depreciation) on investments and Net realized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of December 31, 2014, the Fund has $562,090 in post-October or late year losses.

At December 31, 2014, the Fund did not have any capital loss carry forwards.

As of December 31, 2014, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

amounts of unrecognized tax benefits will change materially in the next twelve months.
D.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income for the Fund normally are declared and paid on a quarterly basis.  Distributions are recorded on the ex-dividend date.

Distributions to shareholders from net realized gains for the Fund normally are declared and paid on an annual basis.
F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

I.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

J.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

K.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2014, the following adjustments were made.

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income/Loss	Gain/(Loss)	Capital
$202,493	$(202,493)	$ —

L.
Forward Foreign Currency Exchange Contracts.  During the year ended December 31, 2014, the Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying non-U.S. portfolio securities against the effect of possible adverse movements in foreign exchange rates.  When entering into a forward foreign currency exchange contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date.  The unrealized gain or loss on the contracts and the forward rates at the reporting date is included in the Statement of Assets and Liabilities.  Realized and unrealized gains and losses are included in the Statement of Operations.

M.
Recent Accounting Pronouncement.  In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2014-11 will have on the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Muzinich & Co., Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, facilities and most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to receive a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the year ended December 31, 2014 is disclosed in the Statement of Operations.

The Advisor has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, leverage interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) to limit total expenses for Class A Shares, Institutional Shares, and Supra Institutional Shares to 0.95%, 0.70% and 0.60%, respectively, of the Fund’s average daily net assets. Prior to October 2014, the Class A Shares and Institutional Shares limited total expenses to 1.05% and 0.80%, respectively, of the Fund’s average daily net assets. The amount of fees and expenses waived and reimbursed by Advisor during the year ended December 31, 2014 are disclosed in the Statement of Operations. Currently, only Supra Institutional Shares and Institutional Shares are being offered.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At December 31, 2014, the remaining cumulative unreimbursed amounts paid and/or waived by the Advisor on behalf of the Fund that may be recouped are shown in the table below. The Advisor may recapture a portion of the unreimbursed amounts no later than the date stated.

Expiration	Amount
December 31, 2016	$174,316
December 31, 2017	245,431
Total	$419,747
The Fund must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustee’s review and approval.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund. Fees paid by the Fund for Administration and Chief Compliance Officer Services for the year ended December 31, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2014, the cost of purchases and proceeds from the sales of securities, excluding short-term investments, were $194,607,949 and $142,137,655, respectively.

For the year ended December 31, 2014, the cost of purchases and proceeds from the sales of long-term U.S. Government obligations, were $43,982,561  and $43,025,971, respectively.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2014 and the period ended December 31, 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary Income	$1,219,610	$311,385
Capital Gains	—	120,099
	$1,219,610	$431,484

Distribution classifications may differ from the Statement of Changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

Muzinich Credit Opportunities Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2014 (Continued)

The cost basis of investments for federal income tax purposes at December 31, 2014 was as follows:

Cost of investments	$92,917,983
Gross tax unrealized appreciation	400,005
Gross tax unrealized depreciation	(228,667)
Net tax unrealized depreciation	171,338
Undistributed ordinary income	—
Undistributed long term capital gain	—
Total distributable earnings	—
Other accumulated loss	(605,465)
Total accumulated earnings	$(434,127)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the tax treatment of forward foreign currency exchange contracts held by the Fund, post-October losses (see Note 2) and the treatment of wash sales.

Muzinich Credit Opportunities Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Professionally Managed Portfolios and Shareholders of
Muzinich Credit Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Muzinich Credit Opportunities Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of December 31, 2014, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period January 3, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate audit procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muzinich Credit Opportunity Fund as of December 31, 2014, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and for the period January 3, 2013 (commencement of operations) to December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 27, 2015

Muzinich Credit Opportunities Fund

EXPENSE EXAMPLE For the Period Ended December 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/14 – 12/31/14).^

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5%

Muzinich Credit Opportunities Fund

EXPENSE EXAMPLE For the Period Ended December 31, 2014 (Unaudited) (Continued)

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	7/1/14 –
	7/1/14	12/31/14	12/31/14*
Supra Institutional
Actual	$1,000	$ 997.70	$3.02
Hypothetical (5% annual
return before expenses)	$1,000	$1,022.18	$3.06

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	7/1/14 –
	7/1/14	12/31/14	12/31/14**
Institutional
Actual^	$1,000	$1,001.20	$1.48
Hypothetical (5% annual
return before expenses)	$1,000	$1,021.68	$3.57

^	The Institutional Class commenced operations on October 15, 2014.
*
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.60% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the period).

**
Actual expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.70% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 77/365 (to reflect the period).  Hypothetical expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.70% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the period).

Muzinich Credit Opportunities Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 7 and 8, 2014, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Muzinich and Co., Inc. (the “Advisor”) for the Muzinich Credit Opportunities Fund (the “Fund”).  At this meeting and at a prior meeting held on May 12 and 13, 2014, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.	The Fund’s historical performance and the overall performance of the Advisor. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the

Muzinich Credit Opportunities Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Board noted that the Fund outperformed its peer group median and average for the one-year period.  The Board also considered the performance of the Fund against broad-based securities market benchmarks.  The Board noted that the Advisor’s similarly managed strategy for the Fund recently commenced operations and performance information for comparative purposes was not yet available.  In considering the performance of the Fund, the Board considered that the Fund has less than two years of operations.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to the Fund were generally in line with or comparable to the fees charged by the Advisor to its similarly managed separate account clients, and to the extent fees charged to the Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Advisor of managing the Fund.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.05%, 0.80% and 0.60% for the Fund’s Class A Shares, Institutional Shares and Supra Institutional Shares, respectively (the “Expense Caps”).  The Board noted that the Fund’s advisory fee was equal to its peer group median and average, and the net expense ratio was significantly lower than its peer group median and average.  The Board concluded that the fees paid to the Advisor were not unreasonable.

4.	Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. The Board noted that the Advisor has contractually

Muzinich Credit Opportunities Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund, noting that the Advisor was not currently projecting to be achieving an overall net profit from the Advisory Agreement with the Fund, and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits to be received in exchange for Rule 12b-1 fees and shareholder servicing fees paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that continuing the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Muzinich Credit Opportunities Fund

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Positions	Length	Occupation	Complex(2)	Held
Name, Address	with the	of Time	During Past	Overseen	During Past
And Age	Trust(1)	Served	Five Years	by Trustees	Five Years
Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President,	1	Director, PNC
(born 1943)	and	Term;	Talon Industries, Inc.		Funds, Inc.
c/o U.S. Bancorp	Trustee	Since	(business consulting);
Fund Services, LLC		May 1991.	formerly, Executive
2020 E. Financial Way			Vice President and Chief
Suite 100			Operating Officer,
Glendora, CA 91741			Integrated Asset
Management (investment
advisor and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller Trust		The Univ. of
Fund Services, LLC		May 1991.	Co., (prior thereto Senior		Virginia Law
2020 E. Financial Way			Vice President), and		School Fdn.
Suite 100			Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon, Inc.

Muzinich Credit Opportunities Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Positions	Length	Occupation	Complex(2)	Held
Name, Address	with the	of Time	During Past	Overseen	During Past
And Age	Trust(1)	Served	Five Years	by Trustees	Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer,	1	Interested
(born 1973)		Term;	Direxion Funds since		Trustee,
c/o U.S. Bancorp		Since	2013; formerly, Senior		Direxion
Fund Services, LLC		September	Vice President and Chief		Funds.
2020 E. Financial Way		2011.	Financial Officer (and
Suite 100			other positions), U.S.
Glendora, CA 91741			Bancorp Fund Services,
LLC 1997-2013.

Carl A. Froebel	Trustee	Indefinite	Formerly President and	1	None.
(born 1938)		Term;	Founder, National
c/o U.S. Bancorp		Since	Investor Data Services,
Fund Services, LLC		May 1991.	Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds;
2020 E. Financial Way			Company Administration,		Trustee,
Suite 100			LLC (mutual		Managers
Glendora, CA 91741			fund administrator).		AMG
Funds, Aston
Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.

Muzinich Credit Opportunities Fund

TRUSTEES AND EXECUTIVE OFFICERS (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Positions	Length	Occupation	Complex(2)	Held
Name, Address	with the	of Time	During Past	Overseen	During Past
And Age	Trust(1)	Served	Five Years	by Trustees	Five Years
Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		March	Fund Services, LLC,
2020 E. Financial Way		2013.	since July 2007.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Vice President,	Not	Not
(born 1975)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC,
Fund Services, LLC		April	since April 2005.
615 East Michigan St.		2013.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compli-	Term;	President	Applicable.	Applicable.
c/o U.S. Bancorp	ance	Since	and Compliance
Fund Services, LLC	Officer	July 2011.	Officer, (and
615 East Michigan St.	Anti-	Indefinite	other positions)
Milwaukee, WI 53202	Money	Term;	U.S. Bancorp Fund
	Laun-	Since	Services, LLC
	dering	July 2011.	since August 2004.
Officer
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Muzinich Credit Opportunities Fund

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended December 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

Dividends received deduction for the fiscal year ended December 31, 2014 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 14.84%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling 1-855-MUZINICH (1-855-689-4642) or by accessing the Fund’s web site at www.muzinichusfunds.com.  Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended December 31 is available upon request without charge by calling 1-855-MUZINICH (1-855-689-4642) or by accessing the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund’s Form N-Q is available upon request without charge by calling 1-855-MUZINICH (1-855-689-4642).  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its web site at www.muzinichusfunds.com within ten business days after the calendar month-end.

Muzinich Credit Opportunities Fund

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-855-MUZINICH (1-855-689-4642) (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-855-MUZINICH (1-855-689-4642). Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s website at www.muzinichusfunds.com.

Muzinich Credit Opportunities Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•    Information we receive about you on applications or other forms;

•    Information you give us orally; and

•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
MUZINICH & CO., INC
450 Park Avenue
New York, New York  10022

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701
1-855-689-4642

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Muzinich Credit Opportunities Fund – Supra Institutional Class
Symbol – MZCSX
CUSIP – 74316J532

Muzinich Credit Opportunities Fund – Institutional Class
Symbol – MZCIX
CUSIP – 74316J540

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Muzinich Credit Opportunities Fund
	FYE 12/31/2014	FYE 12/31/2013*
Audit Fees	$18,500	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

 * The Fund commenced operations on January 3, 2013.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Muzinich Credit Opportunities Fund
Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013*
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

 * The Fund commenced operations on January 3, 2013.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Elaine E. Richards
Elaine E. Richards, President

Date February 27, 2015

By (Signature and Title)*                    /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date February 26, 2015

* Print the name and title of each signing officer under his or her signature.